Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF MARCH 1, 2014 THROUGH MARCH 31, 2014

PLEASE TAKE NOTICE that the debtors and debtors-in-possession in the above-

captioned cases (collectively, the “Debtors”) filed today the Debtors’ Monthly Operating Report for the Period of March 1, 2014 through March 31, 2014, a copy of which is attached hereto as

Exhibit A (the “Monthly Operating Report”).

Dated: Wilmington, Delaware

   April 17, 2014

COLE, SCHOTZ, MEISEL, FORMAN
& LEONARD, P.A.
/s/ David R. Hurst
David R. Hurst (I.D. No. 3743)
J. Kate Stickles (I.D. No. 2917)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117

Counsel for Debtors and Debtors-in-Possession

1	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811); and Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 4th Floor, Bridgewater, New Jersey 08807.

EXHIBIT A

Monthly Operating Report

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Savient Pharmaceuticals, Inc., et al	Case No.13-12680 (MFW)
Reporting Period: March 1, 2014 - March 31, 2014

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached**	Affidavit/Supplement Attached**
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No	Yes
Cash disbursements journals		No	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes
Copies of tax returns filed during reporting period		No	Yes
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
**	Explaination and Affidavit/Supplement are attached as a part of the Company’s General Notes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mathew C. Bazley	April 17, 2014
Signature of Authorized Individual*	Date

Mathew C. Bazley	Chief Liquidation Officer, President and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Savient Pharmaceuticals, Inc. et al.	Case Nos. 13-12680, 13-12681 (MFW)
Reporting Period: 3/1/2014 - 3/31/2014

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtors.   Debtor Savient Pharmaceuticals, Inc. is referred to herein as “Savient” or “SPI,” and Debtor Savient Pharma Holdings, Inc. is referred to herein as “SPHI.”

Debtor-in-Possession Financial Statements.   The Debtors’ financial statements and supplemental information contained herein are unaudited, preliminary and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification, (“ASC”) 852-10, Reorganizations, which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code, (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions.   Receivables and payables between the Debtors and/or Non- Debtors have not been eliminated.

Liabilities Subject to Compromise.  As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation.

The determination of how liabilities ultimately will be settled and treated cannot be made until the United States Bankruptcy Court for the District of Delaware approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtors’ statements of operations.

The Debtors’ balance sheets, in addition, must distinguish prepetition liabilities subject to compromise from both those prepetition liabilities that are not subject to compromise and from postpetition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtors’ statements of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

While in bankruptcy, the Debtors expect their financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtors’ financial statements. As a result, the Debtors’ historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 filings.

Notes to MOR-1a

Copies of Bank Statements and Cash Disbursements Journals.   The copies of the Debtors’ bank statements and cash disbursement journals are voluminous and not included herein, but will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123; Tax Returns.   To be provided upon request.

Savient MOR-4.   The postpetition accounts payable reported for Debtor Savient Pharmaceuticals, Inc. represent trade vendor invoices that have been entered into the Debtor’s accounts payable system and does not include accruals for invoices not yet received or approved.

2

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

		BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED MARCH 31, 2014								CUMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MARCH 31, 2014
	PNC	AR Lockbox	Fidelity	Wells Fargo	Wells Fargo Utilities	PNC - LOC (secure LOC)	PNC - LOC (covers fees)	Petty Cash	TOTAL	TOTAL
CASH BEGINNING OF MONTH	$5,053,209	$543,809	$-	$6,209,254	$14,228	$1,304,340	$150,222	$1,000	$13,276,062	$12,255,382

RECEIPTS
TRANSFER FROM SUB (SPHI)	-	-	-	-	-			-	-	13,700,356
ACCOUNTS RECEIVABLE	-	443,614	-	-	-			-	443,614	8,685,828
TRANSFERS (FROM FIDELITY MM / Lockbox)	271,676	-	-	-	-			-	271,676	655,368
STATE MEDICAID REFUNDS		-	-	-	-			-	-	98,009
REFUNDS FROM VENDORS	175	-	-	-	-			-	175	84,181
ACTAVIS-SALES (oxandrolone royalty)	-	-	-	-	-			-	-	125,823
KINERET CO-PROMOTE REVENUE	-	-	-	-	-			-	-	61,859
TRANSFER FROM OPERATING ACCOUNT	-	-	-	-	-			-	-	14,228
COBRA PAYMENTS FROM EMPLOYEES	-	-	-	-	-			-	-	35,452
AMEX RECEIPTS FROM EMPLOYEES	1,853	-	-	-	-			-	1,853	11,625
RECEIPTS FROM EMPLOYEE ADVANCES	600	-	-	-	-			-	600	1,100
EQUIPMENT PURCHASES BY EMPLOYEES	77	-	-	-	-			-	77	477
DIVIDENDS ON MONEY MARKET ACCOUNT	-	-	-	-	-			-	-	123
INVESTMENT INCOME FROM CD PORFOLIO	-	-	-	-	-			-	-	576
PROCEEDS FROM SALES TO CREALTA	-	-	-	-	-			-	-	116,282,138
PROCEEDS FROM SALES TO AMNEAL	76,168							-	76,168	76,168
	-	-	-	-	-			-	-	-
TOTAL RECEIPTS	$350,548	$443,614	$-	$-	$-	$-	$-	$-	$794,162	$139,833,312

DISBURSEMENTS
PAYMENTS TO NOTE HOLDERS	106,960	235,000	-	-	-			-	341,960	126,471,213
NET PAYROLL	58,594	-	-	-	-			-	58,594	3,769,523
PROFESSIONAL FEES	508,897	-	-	-	-			-	508,897	4,789,936
CONSULTANT FEES	17,160								17,160	44,437
VENDOR PAYMENTS	69,124	-	-	-	-			-	69,124	1,523,602
EMPLOYEE BENEFITS (401K & Health)	-	-	-	-	-			-	-	578,218
STATE AGENCIES AND TAX PAYMENTS	272,029	-	-	-	-			-	272,029	725,036
TRANSFERS FROM LOCKBOX TO OPERATING ACCOUNT	-	271,676	-	-	-			-	271,676	655,368
RENT	11,071	-	-	-	-			-	11,071	418,019
CONCUR (employee expenses)	-	-	-	-	-			-	-	270,885
PAYMENTS TO BOARD OF DIRECTORS	30,000	-	-	-	-			-	30,000	208,203
FUNDING FOR CO-PAY PROGRAM	-	-	-	-	-			-	-	36,872
AMERICAN EXPRESS (employee expenses)	3,935	-	-	-	-			-	3,935	32,923
AMERIFLEX (flex spending)	3,133	-	-	-	-			-	3,133	32,637
TRANSFER TO WELLS FARGO UTILITY ACCOUNT	-	-	-	-	-			-	-	14,228
EMPLOYEE EDUCATION REIMBURSEMENT	-	-	-	-	-			-	-	12,985
STORAGE AND WAREHOUSE (INVENTORY)	-	-	-	-	-			-	-	4,995
BANK FEES	985	-	-	-	-			-	985	15,690
SHIPPING AND DELIVERY	-	-	-	-	-			-	-	2,265
PNC SETOFF AGAINST CD	-	-	-	-	-	1,304,340	18,851	-	1,323,191	1,323,191
PNC REFUND PAYMENT TO SAVIENT	-	-	-	-	-		131,371	-	131,371	131,371
										-
TOTAL DISBURSEMENTS	$1,081,888	$506,676	$-	$-	$-	$1,304,340	$150,222	$-	$3,043,125	$141,061,596

NET CASH FLOW	$(731,340)	$(63,062)	$-	$-	$-	$(1,304,340)	$(150,222)	$-	$(2,248,964)	$(1,228,284)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-	-	-	-

CASH - END OF MONTH	$4,321,869	$480,747	$-	$6,209,254	$14,228	$(0)	$0	$1,000	$11,027,098	$11,027,098

     * COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	FOR THE MONTH ENDED MARCH 31, 2014	FOR THE MONTH ENDED FEBRUARY 28, 2014	FOR THE MONTH ENDED JANUARY 31, 2014	FOR THE MONTH ENDED December 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MARCH 31, 2014
TOTAL DISBURSEMENTS	$3,043,125	$3,227,358	$121,139,406	$2,492,701	$2,396,428	$8,762,577	$141,061,596
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	403,047	-		-	384,867	13,053	800,967
LESS: PAYMENT OF U.S. TRUSTEE FEES			13,325				13,325
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e., from escrow accounts)		-	-	-	-	-	-
		-	-	-	-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$2,640,079	$3,227,358	$121,126,081	$2,492,701	$2,011,561	$8,749,524	$140,247,304

In re: Savient Pharmaceuticals, Inc., et al Debtor	Case No. 13-12680 (MFW) Reporting Period: March 1, 2014 - March 31, 2014

SPHI (13-12681): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED MARCH 31, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED FEBRUARY 28, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED JANUARY 31, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED DECEMBER 31, 2013	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED NOVEMBER 30, 2013	BANK ACCOUNT ACTIVITY FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MARCH 31, 2014

	PNC	PNC	PNC	PNC	PNC	PNC	ACTUAL
CASH BEGINNING OF MONTH	$3,240,642	$3,241,587	$3,241,587	$3,241,584	$3,241,584	$16,941,887	$16,941,887

RECEIPTS
DIVIDENDS ON MONEY MARKET ACCOUNT	-	-	-	3	-	73	76
	-	-	-	-	-	-	-
TOTAL RECEIPTS	$-	$-	$-	$3	$-	$73	$76

DISBURSEMENTS
TRANSFERS TO SAVIENT OPERATING ACCOUNT	-	-	-	-	-	13,700,356	13,700,356
BANK FEES	-	-	-	-	-	20	20
VENDOR PAYMENTS	118	945	-	-	-	-	1,062
TOTAL DISBURSEMENTS	$118	$945	$-	$-	$-	$13,700,376	$13,701,438

NET CASH FLOW	$(118)	$(945)	$-	$3	$-	$(13,700,303)	$(13,701,362)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-

CASH - END OF MONTH	$3,240,525	$3,240,642	$3,241,587	$3,241,587	$3,241,584	$3,241,584	$3,240,525

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	CURRENT MONTH MARCH 31, 2014	CURRENT MONTH FEBRUARY 28, 2014	CURRENT MONTH JANUARY 31, 2014	CURRENT MONTH DECEMBER 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH MARCH 31, 2014
TOTAL DISBURSEMENTS	$118	$945	$-	$-	$-	$13,700,376	$13,701,438
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-	-	-	-	-	-	-
LESS: TRANSFERS BETWEEN ACCOUNTS	-	-	-	-	-	13,700,356	13,700,356
	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$118	$945	$-	$-	$-	$20	$1,082

In re: Savient Pharmaceuticals, Inc., et al Debtor	Case No. 13-12680 (MFW) Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): BANK RECONCILIATIONS

		PNC		PNC Lockbox		Fidelity		Wells Fargo		Wells Fargo Utilities		PNC - Letter of Credit (secure LOC)		PNC - Letter Of Credit (covers fees)		Petty Cash
	#		#		#		#		#		#		#		#
BALANCE PER BOOKS		$4,321,869		$480,747		$-		$6,209,254		$14,228		$-		$-		$1,000

BANK BALANCE		$4,517,329		$480,747		$-		$6,209,254		$14,228		$-		$-		$-
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-		-		-		-		-		-		-		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		(195,460)		-		-		-		-		-		-		-
OTHER (ATTACH EXPLANATION)		-		-		-		-		-		-		-		-
ADJUSTED BANK BALANCE *		$4,321,869		$480,747		$-		$6,209,254		$14,228		$-		$-		$-
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

Total Outstanding Checks		$195,461

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SPHI (13-12681): BANK RECONCILIATIONS

PNC
#
BALANCE PER BOOKS		$ 3,240,525

BANK BALANCE		$ 3,240,525
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		-
OTHER (ATTACH EXPLANATION)		-
ADJUSTED BANK BALANCE *		$ 3,240,525
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount
NONE

MOR-1a (Addendum)

Savient (13-12680): Open Bank Accounts as of March 31, 2014

Account number	Bank	Type	Book Balance
xxxxxx9201	Wells Fargo	U.S. Treasury Money Market Fund	$6,209,254
xxxxxx5904	Wells Fargo	Utilities (Bankruptcy account)	$14,228
xxxxxx5687	PNC	Savient Inc Operating Account	$4,321,869
xxxxxx1019	PNC	AR Lockbox	$480,747

MOR-1a (Addendum)

SPHI (13-12681): Open Bank Accounts as of March 31, 2014

Account number	Bank	Type	Book Balance

xxxxxx6418	PNC	SPHI Operating Account	$3,240,525

In re: Savient Pharmaceuticals, Inc., et al Debtor	Case No. 13-12680 (MFW) Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Cumulative-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Mary Bordeaux Consulting	10/15-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67595	11/21/2013	600	-	-	-
Mary Bordeaux Consulting	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67651	12/18/2013	1,000	-	-	-
Mary Bordeaux Consulting	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67724	1/9/2014	800		-	-
Mary Bordeaux Consulting	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67796	2/10/2014	1,050	-	3,450	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/4/2013	63,400	6,600	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/5/2013	18,000	7,000	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	12/3/2013	80,000	-	-	-
The Garden City Group,	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/3/2014	288,234	57,006	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	2/7/2014	6,000	19,000	-
The Garden City Group,	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/13/2014	72,527	42,313	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	3/19/2014	64,500	5,500	592,661	137,418
Weiss, Rifkind,	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	11/19/2013	95,901	1,878	-	-
Weiss, Rifkind,	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/23/2013	189,132	5,669
Weiss, Rifkind,	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/27/2014	237,592	4,751	-	-
Weiss, Rifkind,	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	2/18/2014	120,274	740	-	-
Weiss, Rifkind,	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/31/2014	33,311	514	676,210	13,552
Maples and Calder	11/1-11/29/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	14,732	-	14,732	-
Shannon, Gracy and Ratlif	10/15-10/26/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	564	68	-	-
Shannon, Gracy and Ratlif	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67736	1/9/2014	1,595	141	-	-
Shannon, Gracy and Ratlif	12/1-25/2013	N/A	Savient Pharmaceuticals, Inc.	67802	2/10/2014	458	3	-	-
Shannon, Gracy and Ratlif	1/1-27/2014	N/A	Savient Pharmaceuticals, Inc.	67869	3/20/2014	170	-	2,787	212
The Pine Hill Group	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/13/2013	62,530	-	-	-
The Pine Hill Group	12/1-12/14/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	15,263	-	-	-
The Pine Hill Group	12/15/2013-1/17/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/9/2014	28,788	-	-	-
The Pine Hill Group	1/1-1/17/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/21/2014	4,625	-	-	-
The Pine Hill Group	1/20-1/24/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/30/2014	5,828	-	-	-
The Pine Hill Group	1/27-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	2/6/2014	5,273	-	-	-
The Pine Hill Group	2/1-14/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	2/18/2014	4,995	-		-
The Pine Hill Group	2/17-28/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/4/2014	3,515	-
The Pine Hill Group	3/1-19/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/24/2014	2,590	-	133,406
Cole, Schotz, Meisel, Forman & Leonard, P.A.	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/28/2014	284,120	2,514	-	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/13/2014	248,629	1,293	-	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/17/2014	268,478	1,374	801,227	5,182
Deloitte Tax LLP	10/14-11/25/2013	N/A	Savient Pharmaceuticals, Inc.	67710	1/9/2014	7,500	300
Deloitte Tax LLP	11/25-12/16/2013	N/A	Savient Pharmaceuticals, Inc.	67710	1/9/2014	18,670	747
Deloitte Tax LLP	11/1-30/2013	N/A	Savient Pharmaceuticals, Inc.	67850	3/6/2014	2,585	103
Deloitte Tax LLP	1/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67850	3/6/2014	37,500	1,500	66,255	2,650
Joele Frank Wilkinson Brimmer	10/11-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67719	1/9/2014	25,772	6,219
Joele Frank Wilkinson Brimmer	11/01-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67719	1/9/2014	5,101	385
Joele Frank Wilkinson Brimmer	12/01-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67756	1/17/2014	21,694	9,064	52,567	15,667
Kaufman Dolowich & Voluck, LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67720	1/9/2014	2,075
Kaufman Dolowich & Voluck, LLP	11/01-11/22/2013	N/A	Savient Pharmaceuticals, Inc.	67720	1/9/2014	4,171
Kaufman Dolowich & Voluck, LLP	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	67865	3/20/2014	63		6,309
Kramer, Levin, Naftalis & Frankel, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/7/2014		42,878
Kramer, Levin, Naftalis & Frankel, LLP	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/13/2014	44,591	3,754	44,591	46,632
Kramer, Levin, Naftalis & Frankel, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	3/4/2014	65,674
Lowenstein Sandler, LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67723	1/9/2014	1,851
Lowenstein Sandler, LLP	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67723	1/9/2014	2,897
Lowenstein Sandler, LLP	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67783	1/31/2014	131		-
Lowenstein Sandler, LLP	01/1-31/2014	N/A	Savient Pharmaceuticals, Inc.	67832	2/27/2014	3,151		-	-
Lowenstein Sandler, LLP	2/1-28/2014	N/A	Savient Pharmaceuticals, Inc.	67876	3/27/2014	316		8,345
Skadden, Arps, Slate, Meagher & Flom LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/28/2014	1,185,074	19,552	-	-
Skadden, Arps, Slate, Meagher & Flom LLP	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	2/27/2014	788,907	54,617	1,973,981	74,169
Sterne, Kessler, Goldstein, Fox	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67738	1/9/2014	1,958		-
Sterne, Kessler, Goldstein, Fox	12/1-31/2013	N/A	Savient Pharmaceuticals, Inc.	67803	2/10/2014	852	627	2,810	627
Young Conaway Stargatt & Taylor, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/14/2014	27,001	616	-	-
Young Conaway Stargatt & Taylor, LLP	12/1-1/31/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	3/6/2014	21,140	64	48,141	680

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SPHI (13-12681): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made by the Debtor during the Reporting Period 3/1/14 through 3/31/14

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): STATEMENT OF OPERATIONS

(Income Statement)

		Cumulative
	For The	Filing to Date
	Month Ended	October 15, 2013
	MARCH 31,	Through
REVENUES	2014	March 31, 2014
Gross Revenues	$-	$10,307,196
Less: Gross-to-Net Adjustments	-8,294	$3,083,991
Net Revenue	$8,294	$7,223,205
COST OF GOODS SOLD		-
Beginning Inventory	$-	$4,516,751
Add: Purchases	-	-
Add: Cost of Labor	-	-
Add: Other Costs (attach schedule)	-	-
Less: Ending Inventory	$-	$3,308,559
Change in Inventory	-	1,208,192
Reclass Sales to Gain/Loss	-	(1,012,971)
		-
Add: Royalties (MVP & DUKE)	-	451,915
Add: Royalties (Office of the Chief Scientist of Israel)	-	177,122
Add: Management fee allocation to COGS	-	93,375
Add: Stability testing	-	79,331
Add: Distribution fees	-	75,982
Cost of Goods Sold	$-	$1,072,946
Gross Profit	$8,294	$6,150,259
OPERATING EXPENSES		-
Research and Development Related Expenses:		-
Investigator grants	$-	$150,000
QC & Stability testing	-	60,360
CRO costs	-	111,312
Pharmacovigilance	-	54,744
Process development and Improvement	-	23,878
IP Related	0	12,836
Central labs	0	8,958
REMS Communication and assessment	-	7,590
Publications	0	6,891
Research	0	1,407
Medical education	0	-
Total Research and Development Related Expenses	$-	$437,976
		$-
Selling and Marketing Related Expenses:		-
Pricing and reimbursement	$-	$171,166
Exhibit booth	-	69,019
Speakers programs	-	52,882
Maketing and other promotional activity	-	61,261
Medical meetings and symposia	-	38,167
Medical education	-	26,193
Market research	-	5,585
Publications	-	78
Total Selling and Marketing Related Expenses	$-	$424,351
		$-
General and Administrative Related Expenses:		-
Compensation and related benefits and taxes	$55,891	$3,937,630
Insurance (amortization of prepaid insurance)	163,367	1,139,907
Share-based compensation (SFAS 123-R expense)	10,000	696,522
Sales force commissions	-	351,582
Occupancy	9,667	444,417
Travel and entertainment	-	235,641
Accrued Board of Directors’ cash payments & meeting fees	13,583	200,871
Outside consulting services	-	137,126
Corporate communications and investor relations	2,314	120,868
Legal	47,387	132,948
Licenses and information	4,043	62,133
Communications (Utilities)	1,199	48,550
General expenses and office supplies	50,024	144,509
Postage and Shipping	683	7,088
Total General and Administrative Related Expenses:	$358,158	$7,659,792
Total Operating Expenses Before Depreciation	$358,158	$8,522,119
Depreciation and amortization	-	110,582
Net Loss Before Other Income & Expenses	$(349,864)	$(2,482,442)
		-
OTHER INCOME AND (EXPENSES)		-
Dividend/Interest income	$-	$757
Interest Expense on capital leases	-	(2,488)
Bank charges	(985)	(15,770)
Net Profit (Loss) Before Reorganization Items	$(350,849)	$(2,499,943)
REORGANIZATION ITEMS		-
Proceed from Sale to Crealta	$-	$(116,282,138)
Distribution to Noteholders	$341,960	$126,471,213
Professional Fees	763,364	12,324,358
Cure Cost	-	(2,393,690)
Accrual Adjustments (Changes in estimates)	-	(901,303)
U. S. Trustee Quarterly Fees	-	13,325
Interest Earned on Accumulated Cash from Chapter 11 (see continuation)	-	-
Gain (Loss) from Sale of Equipment	(76,168)	(3,123,031)
Impairment of Assets		1,569,540
Impairment write-down of LOC security deposit	1,323,249	1,323,249
Total Reorganization Expenses	$2,352,404	$19,001,522
Income Taxes		-
Net Profit (Loss)	$(2,703,253)	$(21,501,465)

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SPHI (13-12681): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended March 31, 2014	Cumulative Filing to Date October 15, 2013 Through March 31, 2014
NOT APPLICABLE	$-	$-
$-
COST OF GOODS SOLD		-
NOT APPLICABLE	$-	$-
$-
OPERATING EXPENSES (NONE NOTED FOR THE CURRENT PERIOD)		-
$-
General and Administrative Related Expenses:		-
Compensation and related benefits and taxes	$-	$-
Share-based compensation	-	-
Accrued sales commissions (SFAS 123-R expense)	-	-
Insurance (Amortization of prepaid insurance)	-	-
Travel and entertainment	-	-
Occupancy	-	-
Outside consulting services	-	-
General expenses and office supplies	118	1,063
Accrued Board of Directors’ cash payments	-	-
Communications (Utilities)	-	-
Legal expenses	-	-
Corporate communications and investor relations	-	-
Total General and Administrative Related Expenses:	$118	$1,063
Total Operating Expenses Before Depreciation	$118	$1,063
Depreciation and amortization	-	-
Net Loss Before Other Income & Expenses	$(118)	$(1,063)
-
OTHER INCOME AND (EXPENSES)		-
Dividend income	$-	$76
Interest Expense on capital leases	-	-
Bank charges	-	(20)
Net Profit (Loss) Before Reorganization Items	$(118)	$(1,007)
REORGANIZATION ITEMS		-
Impairment of intercompany note receivable from Parent (Savient)	$-	$13,700,356
	-	-
Total Reorganization Expenses	$-	$13,700,356
Income Taxes	-	-
Net Profit (Loss)	$(118)	$(13,701,363)

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): BALANCE SHEET

ASSETS	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
Petty cash	$1,000	$1,000
PNC Bank business operating account	4,321,869	4,207,573
PNC AR Lockbox	480,747
Wells Fargo utilities account	14,228	-
Fidelity U.S. Treasury money market account	-	383,689
Wells Fargo money market account	6,209,254	3,169,442
PNC Letter of Credit (Acct # 31900362019 - Secure the LOC)	-	1,304,340
PNC Letter of Credit (Acct #31800362548 - Covers LOC Fees)	-	150,222
Total cash and cash equivalents	$11,027,098	$9,216,266

Short-term investments
Wells Fargo CD Portfolio	$-	$3,039,116
Total short-term investments	$-	$3,039,116
		-
Accounts receivable (Net)	$4,441,105	$7,088,730
Inventories (Net)	$-	$1,208,192

Prepaid expenses and other current assets
Prepaid D&O insurance	$1,983,520	$2,603,465
Professional retainers	933,427	1,552,562
Other receivables non-trade	422,579	622,746
Prepaid-other	66,087	313,115
Prepaid-other insurance	84,518	221,089
Prepaid rent	9,667	65,698
Prepaid marketing costs (YNF- Co-pay program)	-	83,424
Prepaid product liability insurance	-	96,338
Advances to employees	-	600
Total prepaid expenses and other current assets	$3,499,798	$5,559,037

TOTAL CURRENT ASSETS	$18,968,001	$26,111,341
PROPERTY AND EQUIPMENT
Office equipment	$-	$656,229
Other furniture and fixtures	-	6,005
Leasehold Improvements	-	1,496,216
Capital lease assets	-	212,770
Less Accumulated Depreciation	-	(684,933)
TOTAL PROPERTY & EQUIPMENT	$-	$1,686,287
OTHER ASSETS
Investment in wholly-owned subsidiary (Savient Pharma Holdings, SPHI)	$147,259,564	$147,259,564
Investment in wholly-owned subsidiary (Savient Pharma Ireland, Limited, SPIL)	134	134
TOTAL OTHER ASSETS	$147,259,698	$147,259,698

TOTAL ASSETS	$166,227,699	$175,057,326

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$13,149	$12,972
Accrued expenses
Accrued professional fees	$7,107,170	$-
Accrued employee expense reimbursement	-	13,093
Other accrued postpetition liabilities	86,267	-
Total accrued expenses	$7,193,437	$13,093

Other liabilities not subject to compromise
Accrued royalties payable	$-	$943,189
Deferred revenue	-	936,535
Reserve for returns	-	407,355
Reserve for chargeback’s	26,890	264,528
Reserve for Medicaid claims	44,603	241,584
Capital lease liability	-	185,672
Accrued distribution fees	16,633	44,528
Accrued Delaware franchise taxes	38,920	58,380
Accrued sales and use taxes	3,424	-
Accrued payroll taxes (Puerto Rico)	-	-
Total other liabilities not subject to compromise	$130,470	$3,081,771

TOTAL LIABILITIES NOT SUBJECT TO COMPRMISE (POSTPETITION LIABILITIES)	$7,337,056	$3,107,836
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts payable	$849,096	$1,402,335
Accrued expenses
Other accrued pre-petition liabilities	$1,239,587	$1,818,953
Total accrued expenses	$1,239,587	$1,818,953

Other liabilities subject to compromise
Senior Secured 2019 Notes	$144,257,695	$144,257,695
Subordinated Debt 2018 Convertible Notes	99,555,240	99,555,240
Intercompany loan payable to wholly owned subsidiary Savient Pharma Holdings, SPHI	29,204,944	15,504,588
Accrued Purchase commitment reserve	-	3,771,066
Accrued Severance liability	2,102,695	2,102,695
Warrant Liability	1,479,776	1,479,776
Accrued home office bonuses	1,370,749	1,370,749
Accrued Sales commissions	733,400	820,357
Embedded conversion features liability 2018 convertible notes	848,100	848,100
Accrued retention bonuses	821,030	821,030
Accrued vacation	-	281,395
Employee benefit related (flex spending liabilities)	-	50,597
Total other liabilities subject to compromise	$280,373,629	$270,863,288

TOTAL LIABILITIES SUBJECT TO COMPRIMISE (PRE-PETITION)	$282,462,312	$274,084,576

TOTAL LIABILITIES	$289,799,368	$277,192,412
OWNER EQUITY
Common Stock	$736,949	$736,949
Additional Paid-In Capital	401,447,969	400,739,096
Retained Earnings - Pre-Petition	(504,255,122)	(503,611,131)
Retained Earnings - Postpetition	(21,501,465)
NET OWNER EQUITY	$(123,571,669)	$(102,135,086)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$166,227,699	$175,057,326

*“Insider” is defined in 11 U.S.C. Section 101(31).	-

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SPHI (13-12681): BALANCE SHEET

ASSETS	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
PNC Bank business operating account	3,240,525	3,241,604
Fidelity U.S. Treasury money market account	-	13,700,283
Total cash and cash equivalents	$3,240,525	$16,941,887

TOTAL CURRENT ASSETS	$3,240,525	$16,941,887

TOTAL ASSETS	$3,240,525	$16,941,887

OWNER EQUITY
Common Stock	$1	$1
Additional Paid-In Capital	147,259,563	147,259,563
Retained Earnings - Pre-Petition	(130,317,677)	(130,317,677)
Retained Earnings - Postpetition	(13,701,362)	-
NET OWNER EQUITY	$3,240,525	$16,941,887

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,240,525	$16,941,887

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of March 31, 2014 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,257	$2,729	$1,725	$7,438	$-	$13,149
Employee Expenses Payable (Concur)	-	-	-	-	-	$-
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders	-	-	-	-	-	-
Total Postpetition Debts	$1,257	$2,729	$1,725	$7,438	$-	$13,149

SPHI (13-12681): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of March 31, 2014 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

The Debtor is current on all postpetition debts.

In re: Savient Pharmaceuticals, Inc., et al Debtor	Case No. 13-12680 (MFW) Reporting Period: March 1, 2014 - March 31, 2014

SAVIENT (13-12680): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE AT FEBRUARY 28, 2014	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
Total Accounts Receivable at the beginning of the reporting period	$4,884,101	$5,936,972	$7,434,952	$7,372,339	$7,116,283	7,045,577
+ Amounts billed during the period	-	-	1,162,843	3,365,207	2,570,042	2,177,755
- Amounts collected during the period	(439,034)	(1,030,335)	(2,168,659)	(2,294,795)	(1,243,215)	(1,455,908)
- Discounts and Chargeback’s	(4,608)	(7,748)	(457,211)	(953,422)	(1,036,869)	(600,708)
- Return Credits	-	-	(5,037)	(19,364)	(2,551)	(20,378)
- Prompt Pay Discounts	647	(14,788)	(29,916)	(35,013)	(31,351)	(30,055)
Total Accounts Receivable at the end of the reporting period	$4,441,105	$4,884,101	$5,936,972	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts	-	-	-	(49,626)	(34,907)	(59,679)
+ Accounts receivable other	-	-	73,838	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$4,441,105	$4,884,101	$6,010,810	$7,452,526	$7,385,044	$7,079,399

Accounts Receivable Aging	BOOK VALUE AT MARCH 31, 2014	BOOK VALUE AT FEBRUARY 28, 2014	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
0 - 30 days old	$155,101	$995,123	$2,815,441	$4,635,949	$5,679,858	5,672,068
31 - 60 days old	385,183	781,474	315,136	1,177,031	263,279	-
61 - 90 days old	799,201	420,865	1,125,299	187,404	6,427	21,440
91+ days old	3,101,621	2,686,639	1,681,095	1,434,568	1,422,775	1,422,775
Total Accounts Receivable at the end of the reporting period	$4,441,105	$4,884,101	$5,936,972	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts	-	-	-	(49,626)	(34,907)	(59,679)
+ Accounts receivable other	-	-	73,838	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$4,441,105	$4,884,101	$6,010,810	$7,452,526	$7,385,044	$7,079,399
DEBTOR QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X*
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.    Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

		X

     *Debtor is in the process of filing returns due in March 2014.

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: March 1, 2014 - March 31, 2014

SPHI(13-12681): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
NOT APPLICABLE		$ -

Accounts Receivable Aging		Amount
NOT APPLICABLE		$ -

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X